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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint C.S. Cummings, T.R. Wheeler and R.K. Shearer, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended January 2, 1999.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 9th day of February, 1999.


ATTEST:                                 V.F. CORPORATION

/s/ C.S. Cummings                       By: /s/ Mackey J. McDonald
--------------------------------            ----------------------------
Candace S. Cummings                         Mackey J. McDonald
Secretary                                   Chairman of the Board, President
                                            and Chief Executive Officer


Principal Executive Officer:            Principal Financial Officer:

/s/ Mackey J. McDonald                  /s/ R.K. Shearer
--------------------------------        --------------------------------
Mackey J. McDonald                          R.K. Shearer
Chairman of the Board, President            Vice President-Finance and
and Chief Executive Officer                 Chief Financial Officer


Principal Accounting Officer:

/s/ T.R. Wheeler
--------------------------------
T.R. Wheeler, Controller

/s/ Robert D. Buzzell                   /s/ Edward E. Crutchfield
--------------------------------        --------------------------------
Robert D. Buzzell, Director                 Edward E. Crutchfield, Director

/s/ Ursula F.Fairbairn                  /s/ Barbara S. Feigin
--------------------------------        --------------------------------
Ursula F. Fairbairn, Director               Barbara S. Feigin, Director

/s/ George Fellows                      /s/ Robert J. Hurst
--------------------------------        --------------------------------
George Fellows, Director                    Robert J. Hurst, Director

/s/ Mackey J. McDonald                  /s/ William E. Pike
--------------------------------        --------------------------------
Mackey J. McDonald, Director                William E. Pike, Director

/s/ M. Rust Sharp
--------------------------------
M. Rust Sharp, Director                 L. Dudley Walker, Director